UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): September 14, 2016

BUILDERS FIRSTSOURCE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-51357	52-2084569
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Bryan Street, Suite 1600

Dallas, Texas 75201

(Address of Principal Executive Offices) (Zip Code)

(214) 880-3500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 14, 2016, Builders FirstSource, Inc. issued a press release announcing the commencement of a cash tender offer to purchase up to $50,000,000 aggregate principal amount of its outstanding 10.75% Senior Notes due 2023, on the terms and subject to the conditions set forth in the Offer to Purchase, dated September 14, 2016 and the accompanying Letter of Instruction. A copy of the press release announcing the commencement of the tender offer is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is filed as part of this report:

Exhibit No.	Description

99.1	September 14, 2016 press release entitled “Builders FirstSource, Inc. Announces Modified Dutch Auction Tender Offer for 10.75% Senior Notes due 2023.”

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

BUILDERS FIRSTSOURCE, INC.
(Registrant)

By:	/s/ Chad Crow
Name:	Chad Crow
Title:	President, Chief Financial Officer, and Chief Operating Officer

Date: September 14, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	September 14, 2016 press release entitled “Builders FirstSource, Inc. Announces Modified Dutch Auction Tender Offer for 10.75% Senior Notes due 2023.”